RECEIVABLES & PAYABLES WITH BROKER DEALERS AND CLEARING ORGANIZATION (Details) - USD ($)	Jun. 30, 2025	Jun. 30, 2024
Receivable from broker dealers and the clearing organization
Due from clearing organizations, net	$ 4,021,151	$ 1,094,453
Fails to deliver and receive	158,474	238,853
Total receivables	4,179,625	1,333,306
Payables to broker dealers and the clearing organization
Due from clearing organizations, net	481,006	3,003
Fails to deliver and receive	16,654	1,912
Total payables	$ 497,660	$ 4,915